Exhibit 99.4

Execution Version

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) dated as of August 6, 2019 (the “Closing Date”), is by and among MannKind Corporation, a Delaware corporation (the “Borrower”), MannKind LLC, a Delaware limited liability company (“Guarantor” and together with the Borrower, collectively, the “Obligors”), Deerfield Private Design Fund II, L.P. (“DPDF”) and Deerfield Private Design International II, L.P. (“DPDI” and, together with DPDF, the “Purchasers”). Capitalized terms used herein which are defined in the Facility Agreement (as defined below), unless otherwise defined herein, shall have the meanings ascribed to them in the Facility Agreement.

RECITALS:

A.    The Obligors and the Purchasers have entered into that certain Facility Agreement, dated as of July 1, 2013, as amended by the First Amendment to Facility Agreement and Registration Rights Agreement, dated as of February 28, 2014, the Second Amendment to Facility Agreement, dated as of August 11, 2014, the Exchange and Third Amendment to Facility Agreement, dated as of June 29, 2017, the Fourth Amendment to Facility Agreement, dated as of October 23, 2017, the Fifth Amendment to Facility Agreement, dated as of January 15, 2018, the Exchange and Sixth Amendment to Facility Agreement, dated as of January 18, 2018, the Exchange and Seventh Amendment to Facility Agreement, dated as of June 8, 2018, the Exchange and Eighth Amendment to Facility Agreement, dated as of July 12, 2018, the Ninth Amendment to Facility Agreement, dated as of September 5, 2018, the Tenth Amendment to Facility Agreement, dated as of September 26, 2018, and the Eleventh Amendment to Facility Agreement, dated as of June 18, 2019 (the “Facility Agreement”).

B.    The Facility Agreement provides for the issuance of Notes in 4 Tranches of $40,000,000 per Tranche. Prior to the date hereof, the Purchasers purchased the Tranche 1 Notes, the Tranche 2 Notes, the Tranche 3 Notes and the Tranche 4 Notes in the aggregate principal amount of $40,000,000 per Tranche.

C.    The Facility Agreement also provides for the issuance of Tranche B Notes. An aggregate of $20,000,000 in principal amount of Tranche B Notes have been issued to the Purchasers.

D.    Prior to the date hereof, (i) the Purchasers have converted all of the Tranche 2 Notes and the Tranche 3 Notes into Common Stock, (ii) the Borrower has repaid, converted, exchanged and/or otherwise satisfied the Tranche 4 Notes and the Tranche B Notes and (iii) the Borrower has repaid, converted, exchanged and/or otherwise satisfied a portion of the principal amounts under the Tranche 1 Notes, leaving $5,000,000 in principal amount of the Tranche 1 Notes outstanding.

E.    Pursuant to this Agreement, the Borrower shall repay an aggregate of $2,000,000 in principal amount of the Tranche 1 Notes in cash, and the remaining $3,000,000 in principal amount of the Tranche 1 Notes shall be exchanged for the issuance of 1,248,214 shares of Common Stock to DPDF (the “DPDF Shares”), and 1,430,357 shares of Common Stock to DPDI (the “DPDI Shares” and, together with the DPDF Shares, the “Exchange Shares”); and

F.    The Purchasers and the Obligors are contemporaneously entering into a payoff letter, dated of even date herewith (the “Payoff Letter”), providing for, among other things, the release of the security interests securing the obligations under the Facility Agreement and all other Transaction Documents, including the Tranche 1 Notes, effective upon the consummation of the Repayment and the Exchange (each as defined herein).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I.

REPAYMENT AND EXCHANGE

Section 1.01.    Repayment. In connection with the closing on the date hereof of the credit facilities (the “New Financing”) pursuant to that certain Credit and Security Agreement, dated as of the Closing Date, by and among the Borrower, the Guarantor, the lenders party thereto and MidCap Financial Trust, as administrative agent for the lenders thereunder (the “New Financing Document”), by no later than 4:00 p.m., New York City time, on the Closing Date, the Borrower shall pay or direct that payment be made, by wire transfer of immediately available funds to an account or accounts specified by the Purchasers, an aggregate of $2,000,0000, which shall constitute the repayment of $932,000 in principal amount of DPDF’s Tranche 1 Note and $1,068,000 in principal amount of DPDI’s Tranche 1 Note, and shall additionally pay an aggregate of $49,417.81, which shall constitute payment of accrued and unpaid interest on the principal of the Tranche 1 Notes through the date hereof in amounts of $23,028.70 and $26,389.11 to DPDF and DPDI, respectively (collectively, the “Repayment”). In the event that the Borrower fails to make such payment in full by such deadline, each Purchaser shall have the right to rescind and terminate any or all of this Agreement and the transactions contemplated hereby and/or to exercise any and all other rights and remedies available at law or in equity.

Section 1.02.    Exchange. In connection with closing on the date hereof of the New Financing, each Purchaser hereby agrees to exchange a portion of the principal amount of such Purchaser’s Notes for the issuance by the Borrower to such Purchaser of the applicable Exchange Shares (the “Exchange”), as follows:

(a)    Issuance of Shares. Pursuant to the Exchange, which shall be deemed effective and consummated immediately prior to the closing of the New Financing on the Closing Date, (i) the Borrower shall issue the DPDF Shares to DPDF and the DPDI Shares to DPDI, and, subject thereto and in exchange therefor, (ii) (A) the principal amount of DPDF’s Tranche 1 Note shall be deemed repaid by $1,398,000 and the principal amount of DPDI’s Tranche 1 Note shall be deemed repaid by $1,602,000, each such deemed repayment to be applied against, and reduce, the principal amount of each Purchaser’s Tranche 1 Note that the Borrower would, but for the consummation of the transactions contemplated by this Article I, be obligated to repay on August 31, 2019. The Borrower represents, warrants, covenants and agrees that, in reliance on the

Purchasers’ representations in Section 2.01(e), the Exchange Shares (X) will be freely transferable by the Purchasers, without restriction or limitation (including any volume limitation) under federal or state securities laws, pursuant to Rule 144 under the Securities Act, and (Y) will not contain or be subject to any legend or stop transfer instructions restricting the sale or transferability thereof.

(b)    Delivery of Exchange Shares. By no later than 4:00 p.m., New York City time, on the Closing Date, the Borrower shall cause the transfer agent for the Common Stock to credit the aggregate number of Exchange Shares to which each Purchaser is entitled pursuant to the Exchange to such Purchaser’s or its designee’s balance account with The Depository Trust Company through its Deposit/Withdrawal At Custodian system. For the avoidance of doubt, as of effectiveness of the Exchange, each Purchaser shall be deemed for all corporate purposes to have become the legal and record holder of its Exchange Shares without any further action by any party. In the event that any Exchange Shares are not delivered on a timely basis in accordance herewith, the Purchasers shall have the right to rescind and terminate any or all of this Agreement and the transactions contemplated hereby, to exercise any of the remedies available under the Notes in the event of any failure to timely deliver Conversion Shares (as if the Exchange Shares were Conversion Shares) and/or to exercise any and all other rights and remedies available at law or in equity.

(c)     Cancellation of Notes. Upon consummation of the Repayment and the Exchange (including delivery of all of the Exchange Shares to the Purchasers in accordance herewith), the Facility Agreement and all other Transaction Documents, including the Tranche 1 Notes, will have been repaid in full, will be deemed cancelled and will be of no further force or effect, as more fully set forth in (and subject to the terms and conditions of) the Payoff Letter and subject to Section 5.17.

Following the Exchange, the Purchasers will surrender the Tranche 1 Notes to the Borrower for cancellation.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

Section 2.01.    Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Borrower as of the date of this Agreement as follows:

(a)    Organization and Good Standing. Such Purchaser is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b)    Authority. Such Purchaser has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of each of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Purchaser and no further action is required in connection herewith or therewith.

(c)    Valid and Binding Agreement. This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(d)    Non-Contravention. The execution and delivery of this Agreement by such Purchaser and the performance by such Purchaser of its obligations hereunder does not and will not (i) violate any provision of such Purchaser’s organizational documents or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Purchaser is subject, or by which such Purchaser’s Tranche 1 Note is bound or affected.

(e)    Exemption. Such Purchaser has held such Purchaser’s Tranche 1 Note of record and beneficially for a period of at least one year for purposes of Rule 144 under the Securities Act and is not, and during the three-month period prior to the date hereof has not been, an Affiliate of the Borrower. Such Purchaser understands that the Exchange Shares are being offered, sold, issued and delivered to it in reliance upon specific exemptions from registration or qualification under federal and applicable state securities laws.

(f)    Ownership of the Notes. Such Purchaser is the record and beneficial owner of, and has good and valid title to, such Purchaser’s Tranche 1 Note, free and clear of all Liens, and has full power to dispose thereof and to exercise all rights thereunder (other than as restricted by this Agreement), without the consent or approval of, or any other action on the part of, any other Person. Other than as contemplated by this Agreement, there is no outstanding contract, vote, plan, pending proposal or other right of any Person to acquire such Purchaser’s Tranche 1 Note or any portion thereof.

(g)    Stock Ownership. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not cause such Purchaser to own, or be treated as owning under the attribution rules of Section 871(h)(3)(C) of the Code, 10% or more of the total combined voting power of the stock of Borrower for purposes of Section 871(h)(3) of the Code.

Section 2.02.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Purchasers as of the date of this Agreement as follows:

(a)    Organization and Good Standing. The Borrower is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b)    Authority. The Borrower has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Borrower and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Borrower, and no further action of the Borrower, its board of directors or stockholders is required in connection herewith or therewith.

(c)    Consents. The Borrower is not required to obtain any consent from, authorization or order of, or make any filing or registration with any Governmental Authority or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by this Agreement, in accordance with the terms hereof.

(d)    Valid and Binding Agreement. This Agreement has been duly executed and delivered by the Borrower and constitutes the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(e)    Non-Contravention. The execution and delivery of this Agreement and the performance by the Borrower of its obligations hereunder does not and will not (i) violate any provision of the Borrower’s certificate of incorporation or bylaws, (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Borrower is subject, or by which any property or asset of the Borrower is bound or affected, (iii) require any permit, authorization, consent, approval, exemption or other action by, notice to or filing with, any court or other federal, state, local or other governmental authority or other Person, (iv) violate, conflict with, result in a material breach of, or constitute (with or without notice or lapse of time or both) a material default under, or an event which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination under, or in any manner release any party thereto from any obligation under, any permit or contract to which the Borrower is a party or by which any of its properties or assets are bound, or (v) result in the creation or imposition of any Lien on any part of the properties or assets of the Borrower. No Event of Default exists.

(f)    Issuance of Exchange Shares. The Exchange Shares are duly authorized and, when issued in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Borrower.

(g)    SEC Reports. The Borrower has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Borrower is not in violation of the requirements of The NASDAQ Stock Market (“NASDAQ”) and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of trading of the Common Stock in the foreseeable future.

(h)    Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Borrower or any of its affiliates or representatives to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2.2(h) that may be due in connection with the transactions contemplated hereby.

(i)    Exemption from Registration. No registration under the Securities Act is required for the offer and issuance of the Exchange Shares by the Borrower to the Purchasers as contemplated hereby. The issuance and sale of the Exchange Shares hereunder do not contravene, or require stockholder approval pursuant to, the rules and regulations of NASDAQ. At the time of issuance, and in reliance on the Purchasers’ representations in Section 2.01(f) above, the Exchange Shares will be freely tradeable by each Purchaser without restriction or limitation (including volume limitation), pursuant to Rule 144 under the Securities Act, and will not contain or be subject to any legend or stop transfer instructions restricting the sale or transferability thereof.

(j)    No Integrated Offering. Neither the Borrower, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, has made, or will make, any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering and issuance of the Exchange Shares to be integrated with prior offerings by the Borrower (i) for purposes of the Securities Act and which would require the registration of any such securities under the Securities Act, or (ii) for purposes of any applicable stockholder approval provisions of NASDAQ.

ARTICLE III.

COVENANTS

Section 3.01.    Blue Sky Filings. The Borrower shall take such action as is necessary in order to obtain an exemption for, or to qualify the Exchange Shares for, issuance and sale to the Purchasers under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

Section 3.02.     Listing. To the extent required under the rules of The Nasdaq Global Market, the Borrower has submitted an application for the listing of the Exchange Shares on The Nasdaq Global Market and will use its commercially reasonable efforts to secure such listing. The Borrower shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.02.

Section 3.03.    Disclosure; Confidentiality. On or before 8:00 a.m., New York City time, on August 8, 2019, the Borrower shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Agreement and the New Financing, attaching as exhibits this Agreement and disclosing any other presently material non-public information (if any) provided or made available to any Purchaser (or any Purchaser’s agents or representatives) on or prior to the date hereof (including the exhibits, the “8-K Filing”). From and after the filing of the 8-K Filing, the Borrower shall have disclosed all material, non-public information (if any) provided or made available to any Purchaser (or any Purchaser’s agents or representatives) by Borrower or any of its respective officers, directors, employees, Affiliates or agents in connection with the transactions contemplated by this Agreement or the New Financing Documents or otherwise on or prior to the date hereof. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Borrower expressly acknowledges and agrees that, from and after the 8-K Filing, no Purchaser shall have (unless expressly agreed to by a particular Purchaser after the date hereof in a written definitive and binding agreement executed by (or customary oral (confirmed by email) “wall-cross” agreement between) the Borrower and such particular Purchaser (it being understood and agreed that no Purchaser may bind any other Purchaser with respect thereto)), any duty of trust or confidence with respect to, or a duty not to trade on the basis of, any information regarding the Borrower.

Section 3.04.    Taxes. The Borrower shall be responsible for paying all present or future stamp, court or documentary, intangible, recording, filing or similar taxes that arise from any payment or issuance made under, from the execution, delivery, performance or enforcement of, or otherwise with respect to, this Agreement.

Section 3.05.    Fees and Expenses. On the Closing Date, the Borrower shall reimburse the Purchasers for all of their reasonable out-of-pocket, costs, fees and expenses, including legal fees and expenses, incurred in connection with the negotiation and drafting of this Agreement and the consummation of the transactions contemplated hereby, which amounts shall be included in the Loan Payoff Amount (as defined in the Payoff Letter).

ARTICLE IV.

ACKNOWLEDMENT OF THE BORROWER AND THE GUARANTOR

Section 4.01.    The Obligors irrevocably and unconditionally acknowledge, affirm and covenant to each Purchaser that:

(a)    such Purchaser is not in default under any of the Transaction Documents and has not otherwise breached any obligations to the Borrower or the Guarantor; and

(b)    there are no offsets, counterclaims or defenses to the Obligations, including the liabilities and obligations of the Borrower under the Notes and other Transaction Documents, or to the rights, remedies or powers of such Purchaser in respect of any of the Obligations or any of the Transaction Documents, and the Obligors agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by such Purchaser with respect thereto.

ARTICLE V.

MISCELLANEOUS

Section 5.01.    Entire Agreement. This Agreement and the Payoff Letter constitute the entire agreement, and supersede all other prior and contemporaneous agreements and understandings, both oral and written, among the Purchasers, the Borrower and Guarantor with respect to the subject matter hereof.

Section 5.02.    Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the parties hereto. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 5.03.    Successors and Assigns. All of the covenants and provisions of this Agreement by or for the benefit of the Purchasers or the Borrower shall bind and inure to the benefit of their respective successors and permitted assigns. No party hereunder may assign its rights or obligations hereunder without the prior written consent of the other parties hereto, except as otherwise provided in the Transaction Documents.

Section 5.04.    Notices. Any notice to be given by any party to this Agreement shall be given in writing and be effected as provided in Section 6.1 of the Facility Agreement (regardless of any termination of the Facility Agreement).

Section 5.05.    Applicable Law; Consent to Jurisdiction.

(a) As part of the consideration and mutual promises being exchanged and given in connection with this Agreement, the parties hereto agree that all claims, controversies and disputes of any kind or nature arising under or relating in any way to the enforcement or interpretation of this Agreement or to the parties’ dealings, rights or obligations in connection herewith, including disputes relating to the negotiations for, inducements to enter into, or execution of, this Agreement, and disputes concerning the interpretation, enforceability, performance, breach, termination or validity of all or any portion of this Agreement shall be governed by the laws of the State of New York without regard to its choice or conflicts of laws principles.

(b) The parties hereto agree that all claims, controversies and disputes of any kind or nature relating in any way to the enforcement or interpretation of this Agreement or to the parties’ dealings, rights or obligations in connection herewith, shall be brought exclusively in the state and federal courts sitting in The City of New York, Borough of Manhattan. With respect to any such claims, controversies or disputes, each of the parties to this Agreement hereby irrevocably:

(i)    submits itself and its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action in any court or tribunal other than the aforesaid courts;

(ii)    waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding (A) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 5.05, (B) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (C) to the fullest extent permitted by the applicable law, any claim that (1) the suit, action or proceeding in such court is brought in an inconvenient forum, (2) the venue of such suit, action or proceeding is improper or (3) this Agreement, or the subject matter hereof, may not be enforced in or by such courts; and

(iii)    WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.05.

(iv)    Notwithstanding the foregoing in this Section 5.05, a party may commence any action or proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

Section 5.06.    Agreement Fee. As consideration for the Purchasers’ entry into this Agreement, on the Closing Date, the Borrowers shall pay the Purchasers, or direct payment be made to the Purchasers of, an aggregate of $150,000 (allocated as set forth in the Payoff Letter) by wire transfer of immediately available funds to an account or accounts designated by the Purchasers, which amounts shall be included in the Loan Payoff Amount (as defined in the Payoff Letter)..

Section 5.07.    Counterparts; Effectiveness. This Agreement and any amendment hereto may be executed and delivered in any number counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

Section 5.08.    No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon the Person (other than the parties to this Agreement) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 5.09.    Specific Performance. The parties to this Agreement agree that irreparable damage would occur and that the parties to this Agreement would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without the necessity of posting bond or other security or showing actual damages, and this being in addition to any other remedy to which they are entitled at law or in equity.

Section 5.10.    Effect of Headings. The section and subsection headings herein are for convenience only and not part of this Agreement and shall not affect the interpretation thereof.

Section 5.11.    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

Section 5.12.    Avoidance of Doubt. The parties hereto hereby agree, for the avoidance of doubt, that the terms “Liabilities” and “Obligations” as used in the Transaction Documents shall include all liabilities and obligations of the Borrower under this Agreement, under the Facility Agreement, under the Notes and under the other Transaction Documents, and each of the parties hereto agrees not to take any contrary positions.

Section 5.13.    Reservation of Rights. Neither of the Purchasers has hereby waived (a) any breach, default or Event of Default that may be continuing under any of the Transaction Documents or (b) any of such Purchaser’s rights or remedies arising from any such breach, default or Event of Default or otherwise available under the Transaction Documents or at law or in equity. Each of the Purchasers expressly reserves all such rights and remedies.

Section 5.14.    Further Assurances. The Borrower hereby agrees, from time to time, as and when requested by any Purchaser, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements, including secretary’s certificates, stock powers and irrevocable transfer agent instructions, and to take or cause to be taken such further or other action, as any Purchaser may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement and the Transaction Documents.

Section 5.15.    No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

Section 5.16.    Interpretative Matters. Unless otherwise indicated or the context otherwise requires, (i) all references to Sections, Schedules, Appendices or Exhibits are to Sections, Schedules, Appendices or Exhibits contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (c) the words “hereof,” “herein” and words of similar effect shall reference this Agreement in its entirety, and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

Section 5.17.    Reaffirmation. Each of the Obligors hereby consents to this Agreement and acknowledges and agrees that, notwithstanding anything to the contrary contained herein, (a) any provision of the Facility Agreement or any other Transaction Document that by its terms specifically survives repayment in full of the Notes or termination of the Facility Agreement or such other Transaction Document (as applicable) shall remain in full force and effect, (b) this Agreement shall remain in full force and effect, and (c) the Milestone Rights Purchase Agreement, dated as of July 1, 2013, by and among the Company and DPDF and Horizon Santé FLML SÀRL, a Luxembourg Société à Responsibilité Limitée (as such agreement may be amended, restated, modified or otherwise supplemented, the “Milestone Agreement”), and the “Milestone Rights” (as defined in, and issued under, the Milestone Agreement) remain in full force and effect and are hereby ratified and reaffirmed. For the avoidance of doubt, each Purchaser agrees that, upon consummation of the Exchange and Repayment, none of the obligations set forth in clauses (a)-(c) of this Section 5.17 shall be secured by any lien or security interest on any asset of any Obligor.

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IN WITNESS WHEREOF, each party hereto has caused this Exchange Agreement to be duly executed as of the date first written above.

THE BORROWER:

MANNKIND CORPORATION

By:	/s/ Steven B. Binder
Name:	Steven B. Binder
Title:	CFO

THE GUARANTOR:

MANNKIND LLC

By:	/s/ Steven B. Binder
Name:	Steven B. Binder
Title:	CFO

[Signature page to Exchange Agreement]

PURCHASERS:

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By: Deerfield Mgmt, L.P., its General Partner
By: J.E. Flynn Capital, LLC, its General Partner

By:	/s/ David Clark
Name:	David Clark
Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.

By: Deerfield Mgmt, L.P., its General Partner
By: J.E. Flynn Capital, LLC, its General Partner

By:	/s/ David Clark
Name:	David Clark
Title:	Authorized Signatory

[Signature page to Exchange Agreement]